                                                                     EXHIBIT 4.1

                     UNITED STATES STEEL CORPORATION, ISSUER
                                       AND
                          THE BANK OF NEW YORK, TRUSTEE

                                 ---------------

                                    INDENTURE

                           Dated as of [     ], 2004

                                 ---------------

                             Senior Debt Securities

    CERTAIN SECTIONS OF THIS INDENTURE RELATING TO SECTIONS 310 THROUGH 318,
                 INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:

             TRUST
           INDENTURE                  INDENTURE
          ACT SECTION                  SECTION
--------------------------------   --------------
Section 310(a)(1)...............        609

           (a)(2)                       609

           (a)(3)                  Not Applicable

           (a)(4)                  Not Applicable

           (a)(5)                       609

           (b)                          608

                                        610

Section 311(a)..................        613

           (b)                          613

Section 312(a)..................        701

                                        702

           (b)                          702

           (c)                          702

Section 313(a)..................        703

           (b)                          703

           (c)                          703

           (d)                          703

Section 314(a)..................        704

           (a)(4)                       101

                                       1004

           (b)                     Not Applicable

           (c) (1)                      102

           (c) (2)                      102

           (c) (3)                 Not Applicable

           (d)                     Not Applicable

           (e)                          102

Section 315(a)..................        601

                                        603

           (b)                          602

           (c)                          601

           (d)(1)                       601

           (d)(2)                       601

                                        603

           (d)(3)                       601

                                        603

           (e)                          514

Section 316(a)..................        101

           (a)(1)(A)                    502

                                        512

           (a) (1)(B)                   513

           (a) (2)                 Not Applicable

           (b)                          508

           (c)                          104

Section 317(a)(1)...............        503

           (a)(2)                       504

           (b)                         1003

Section 318(a)..................        107

           (b)                          107

           (c)                          101

                                        107

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE, dated as of May 20, 2003, between United States Steel Corporation, a Delaware corporation (the "Corporation" or the "Issuer"), having its principal office at 600 Grant Street, Pittsburgh, Pennsylvania 15219-2800, and The Bank of New York, a New York banking corporation, as Trustee (the "Trustee").

         For and in consideration of the premises and the purchase of debentures, notes, bonds or other debt instruments (the "Securities" by the holders thereof (the "Holders"), it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101. DEFINITIONS.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise express, requires the following shall apply:

         (1) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) All other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise expressly provided herein, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

         (4) Unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

         (5) The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Board of Directors" means the board of directors of the Corporation or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment, means a day that is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

         "Change in Control" shall have the meaning assigned to it in Section 1007(a).

         "Change in Control Purchase Date" shall have the meaning assigned to it in Section 1007(a).

         "Change in Control Purchase Price" shall have the meaning assigned to it in Section 1007(a).

         "Commission" means the United States Securities and Exchange
Commission.

         "Corporation" means United States Steel Corporation or its successor.

         "Corporation Request" or "Corporation Order" means a written request or order signed in the name of the Corporation by its Chairman of the Board, any Vice Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer or any Vice President, and by its Treasurer, any Assistant Treasurer, the Comptroller, any Assistant Comptroller, its Secretary or any Assistant Secretary, and delivered to the Trustee.

         "Consolidated Net Tangible Assets" means the aggregate value of all assets of the Corporation and its Subsidiaries after deducting therefrom (a) all current liabilities (excluding all long-term debt due within one year), (b) all investments in unconsolidated subsidiaries and all investments accounted for on the equity basis, and (c) all goodwill, patents and trademarks, unamortized debt discounts and other similar intangibles (all determined in conformity with generally accepted accounting principles and calculated on a basis consistent with the Corporation's most recent audited consolidated financial statements).

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which at the date of original execution of this Indenture is located at The Bank of New York, 101 Barclay Street, Floor 8 West, New York, New York 10286,
Attention: Corporate Trust Administration.

         "corporation" includes associations, corporations, companies, limited liability companies, and business trusts.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Defeasance" has the meaning specified in Section 1302.

         "Defeased Municipal Obligations" means obligations issued by any state, county, city or other unit of local government, or any authority or similar governmental body located in the United States of America, the interest on which is not included in gross income for federal income tax purposes provided that:

      (i) such obligations are (a) not subject to redemption prior to their respective stated maturity dates or (b) irrevocable instructions concerning their call and redemption have been given to a trustee or paying agent or escrow agent, and the issuer of such obligations has irrevocably waived the right to redeem them other than as set forth in such instructions;

      (ii) the obligations are secured by cash and/or by U.S. Government Obligations that may be applied only to interest, principal, and premium payments of such obligations;

      (iii) the principal of and interest on the U.S. Government Obligations (plus any cash in the escrow fund) are sufficient to meet the liabilities of the obligations;

      (iv) the U.S. Government Obligations securing such obligations are held by an escrow agent or trustee organized under the laws of the United States of America or any state thereof;

      (v) the U.S. Government Obligations are not available to satisfy any other claims, including those against the trustee or escrow agent that holds the U.S. Government Obligations; and

      (vi)  the obligations are rated Aaa by Moody's or AAA by S&P.

         "Depositary" means, with respect to Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

         "Dollar" means the coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

         "Establishment Action" shall mean:

         (i) a resolution duly adopted by the Corporation's Board of Directors establishing one or more series of Securities and authorizing the issuance of any Security or,

         (ii) a resolution or action by a committee, officer or employee of the Corporation, establishing one or more series of Securities and/or authorizing the issuance of any Security, in each case, pursuant to a resolution duly adopted by the Corporation's Board of Directors.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

         "Foreign Currency" means a currency of the government, or governments, of any country, or countries, other than the United States of America.

         "Foreign Government Obligations" means, with respect to the Securities of any series that are denominated in a Foreign Currency, securities that are

         (i) direct obligations of the government, or governments, that issued or caused to be issued such currency for the payment of which obligations its, or their, full faith and credit is pledged or,

         (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government, or governments, the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, or governments, that in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof.

         "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto.

         "interest", when used with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Mortgage" means, as the context may require, (i) to mortgage, pledge, encumber or subject to a lien or (ii) a mortgage, pledge, encumbrance or lien.

         "Notice of Default" means a written notice of the kind specified in
Section 501(5).

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer or any Vice President, and by the Treasurer, any Assistant Treasurer, the Comptroller, any Assistant Comptroller, the Secretary or any Assistant Secretary, of the Corporation, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Corporation.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of, or counsel to, the Corporation, and who shall be acceptable to the Trustee.

         "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Corporation) in trust or set aside and segregated in trust by the Corporation (if the Corporation shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (3) Securities as to which Defeasance has been effected pursuant to Section 1302; and

         (4) Securities which have been paid pursuant to Section 306 or issued in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Corporation;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date,

                  (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of such date of such determination upon acceleration of the Maturity thereof to such date pursuant to Section 502,

                  (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security that shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
                           Section 301,

                  (C) the principal amount of a Security denominated in one or more foreign currencies or currency units that shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and

                  (D) Securities owned by the Corporation or any other obligor upon the Securities or any Affiliate of the Corporation or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded.

Securities so owned that have been pledged in good faith may be regarded as

Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Corporation or any other obligor upon the Securities or any Affiliate of the Corporation or of such other obligor.

         "Paying Agent" means the Corporation or any Person authorized by the Corporation to pay the principal of and/or any premium or interest on any Securities on behalf of the Corporation.

         "Person" means any individual, association, corporation, partnership, joint venture, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and/or any premium or interest on the Securities of that series are payable as specified as contemplated by Section 301(6).

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Property" means any blast furnace facility or steel producing facility, or casters that are part of a plant that includes such a facility, having a net book value in excess of 1% of Consolidated Net Tangible Assets at the time of determination.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Sale/Leaseback Transaction" means an arrangement relating to property owned by the Corporation or one of its subsidiaries whereby the Corporation or one of its subsidiaries transfers such property to a third party Person and the Corporation or one of its subsidiaries leases it from such Person; provided, however, that this term shall not include leases solely among the Corporation and its wholly-owned subsidiaries.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means a corporation or other business entity where more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Corporation or by one or more other Subsidiaries, or by the Corporation and one or more other Subsidiaries.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that if the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "United States" means the United States of America (including the states and the District of Columbia) and its possessions at the relevant date.

    "U.S. Government Obligation" means:

                  (x)      any security that is:

                  (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or

                  (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, that, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and

                  (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

         "Vice President", when used with respect to the Corporation or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Power" means the total voting power represented by all outstanding shares of all classes of Voting Stock.

         "Voting Stock" means a corporation's or other business entity's stock or other equity interests of any class or classes (however designated), including membership interests, membership shares or other similar equity interests, having ordinary Voting Power for the election of the directors of such entity, other than stock having such power only by reason of the happening of a contingency.

SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Corporation to the Trustee to take any action under any provision of this Indenture, the Corporation shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Corporation, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Corporation may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Corporation stating that the information with respect to such factual matters is in the possession of the Corporation, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. ACTS OF HOLDERS; RECORD DATES.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by, an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is herein expressly required, to the Corporation. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Corporation, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner the Trustee deems sufficient.

         The Security Register shall prove the ownership of Securities.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Corporation in reliance thereon, whether or not notation of such action is made upon such Security.

         The Corporation may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities. If not set by the Corporation prior to the first solicitation of a Holder of Securities made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders of Securities on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

SECTION 105. NOTICES, ETC., TO TRUSTEE AND CORPORATION.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Corporation shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (2) the Corporation by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Corporation addressed to: the address last furnished in writing to the Trustee by the Corporation, or, if no such address has been furnished, Treasurer, United States Steel Corporation, 600 Grant Street, Pittsburgh, Pennsylvania 15219-2800.

SECTION 106. NOTICE TO HOLDERS; WAIVER.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, the Person entitled to receive such notice, either before or after the event, may waive such notice in writing and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. CONFLICT WITH TRUST INDENTURE ACT.

    If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Corporation shall bind its successors and assigns, whether so expressed or not.

SECTION 110. SEVERABILITY CLAUSE.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. GOVERNING LAW.

         This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.

SECTION 113. LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security that specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

                                   ARTICLE TWO
                                 SECURITY FORMS

SECTION 201. FORMS GENERALLY.

         The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by an Establishment Action or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Corporation and delivered to the Trustee at or prior to the delivery of the Corporation Order contemplated by Section 303 for the authentication and delivery of such Securities.

SECTION 202. FORM OF FACE OF SECURITY.

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

UNITED STATES STEEL CORPORATION

[Insert title of the Series]

No.____________$____________

         UNITED STATES STEEL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Corporation", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ Dollars on ________________ [if the Security is to bear interest prior to Maturity, insert -- , and to pay interest thereon from ________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ________________ and ________________ in each year, commencing ____________, at the rate of ____% per annum, until the principal hereof is paid or made available for payment ][if applicable, insert -- , provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ________________ or ________________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

         [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand.

         Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in ________________, in such [coin or currency of the United States of America] [Foreign Currency, consistent with the provisions below,] as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by electronic funds transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written instructions].

         [If the security is payable in a foreign currency, insert the appropriate provision.]

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:

UNITED STATES STEEL CORPORATION

By ___________________________________
Attest: ______________________________

SECTION 203. FORM OF REVERSE OF SECURITY.

         This Security is one of a duly authorized issue of securities of the Corporation (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ________________________,(herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Corporation and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert -- , limited in aggregate principal amount to $_________].

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert --
(1) on ________________ in any year commencing with the year ________ and ending with the year ________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert -- on or after ________________, 20____], as a whole or in part, at the election of the Corporation, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before ________________, ____%, and if redeemed] during the 12-month period beginning ________________ of the years indicated,

                  Year               Redemption Price

and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ________________ in any year commencing with the year ______ and ending with the year ______ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert -- on or after ______], as a whole or in part, at the election of the Corporation, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ________________ of the years indicated,

                                     REDEMPTION PRICE FOR
           REDEMPTION PRICE FOR      REDEMPTION OTHERWISE
            REDEMPTION THROUGH           THAN THROUGH
         OPERATION OF THE SINKING      OPERATION OF THE
YEAR               FUND                  SINKING FUND

and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates or Special Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- The sinking fund for this series provides for the redemption on __________ in each year beginning with the year ______ and ending with the year ______ of [if applicable, insert -- not less than $________ ("mandatory sinking fund") and not more than] $________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Corporation otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- , in the inverse order in which they become due].]

         [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [If applicable, insert -- The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

         In the event of a Change in Control and subject to and upon compliance with the terms and conditions of the Indenture, each Holder of Securities of this Series will have the right, at that Holder's election made on or prior to the Change in Control Purchase Date with respect to such Change in Control, to require the Corporation to become obligated to purchase all of that Holder's Securities on the later of the Change in Control Purchase Date and the time of delivery of this Security at a Change in Control Purchase Price equal to [100% of the principal amount thereof, together with accrued interest to the Change in Control Purchase Date, except that interest installments due prior to the Change in Control Purchase Date will be payable to the Holders of record at the close of business on the relevant Record Dates referred to on the face hereof] [if different price applies, insert description], all as provided in the Indenture.[If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Corporation's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

         [If applicable, insert a paragraph regarding the indexing of the Security.]

         The Indenture contains provisions permitting the Corporation and the Trustee to modify the Indenture or any supplemental indenture without the consent of the Holders for one or more of the following purposes: (1) to evidence the succession of another corporation to the Corporation; (2) to add to the covenants of the Corporation further covenants, restrictions, conditions or provisions; (3) to add additional events of default for the benefit of Holders of all or any series of Securities; (4) to add to or change provisions of the Indenture to allow the issuance of Securities in other forms; (5) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of Securities thereunder, under certain conditions specified therein; (6) to secure the Securities pursuant to the requirements of Section 1005 of the Indenture or otherwise; (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Indenture;
(8) to evidence the appointment of a successor Trustee; and (9) to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision of the Indenture, or to make any other provisions with respect to matters or questions arising under the Indenture that do not materially adversely affect the interests of the Holders in any material respect.

         The Indenture also permits, with certain exceptions set forth therein, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein or, subject to compliance with the Indenture, the Change in Control Purchase Price on or after the date as and when the same shall become due and payable pursuant to Sections 1007 and 1008 of the Indenture.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Corporation or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204. FORM OF LEGEND FOR GLOBAL SECURITIES.

         Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

         This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.

SECTION 205. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         The Trustee's certificates of authentication shall be in substantially the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York,
As Trustee

By ________________________________
         Authorized Signatory

                                  ARTICLE THREE
                                 THE SECURITIES

SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES.

         The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued from time to time in one or more series. The terms of each series of Securities shall be either

     (i)   established in an Establishment Action or

     (ii) established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series.

Such Establishment Action or supplemental indenture shall provide:

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series) and a statement that the Securities will be offered pursuant to this Indenture;

         (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities that, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder) and the price (expressed as a percentage of the aggregate principal amount thereof) at which the Securities of the series will be issued;

         (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

         (4) the date or dates on which the principal of any Securities of the series is payable;

         (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

         (6) the place or places where the principal of and/or any premium or interest on any Securities of the series shall be payable;

         (7) the period or periods within which, the price or prices at which, the currency or currencies (including currency units) in which and the other terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Corporation and, if other than by a Board Resolution, the manner in which any election by the Corporation to redeem the Securities shall be evidenced;

         (8) the obligation, if any, of the Corporation to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

         (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

         (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, pursuant to a formula or other method, the manner in which such amounts shall be determined;

         (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of

                  "Outstanding" in Section 101;

         (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Corporation or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

         (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

         (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

         (15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1302 or Section 1303 or both such Sections (or, if defeasible by another method, such other method) and, if other than by an action pursuant to a Board Resolution, the manner in which any election by the Corporation to defease such Securities shall be evidenced;

         (16) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

         (17) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

         (18) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series;

         (19) if other than 100% of the principal amount thereof plus accrued interest, the Change of Control Purchase Price or Prices applicable to purchases of Securities of the series pursuant to Section 1007; and

         (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in the Establishment Action referred to above or in any indenture supplemental hereto. The Corporation shall provide to the Trustee a copy of any such Establishment Action.

SECTION 302. DENOMINATIONS.

         The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Securities shall be executed on behalf of the Corporation by its Chairman of the Board, any Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Treasurer or an Assistant Treasurer or its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. The seal of the Corporation may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Security.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver Securities of any series executed by the Corporation to the Trustee for authentication, together with a Corporation Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Corporation Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by one or more Establishment Actions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

         (1) if the form of such Securities has been established by an Establishment Action as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

         (2) if the terms of such Securities have been established by an Establishment Action as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

         (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Corporation in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Corporation enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Establishment Action otherwise required pursuant to Section 301 or the Corporation Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Corporation, and the Corporation shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304. TEMPORARY SECURITIES.

         Pending the preparation of definitive Securities of any series, the Corporation may execute, and upon Corporation Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Corporation will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Corporation in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         The Corporation shall cause to be kept in an office or agency of the Corporation in a Place of Payment a register (the register maintained in any such office or agency of the Corporation in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of Securities and of transfers of Securities. The Trustee, or any other party serving in such capacity with the Trustee's consent, is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of a series at the office or agency of the Corporation in a Place of Payment for that series, the Corporation shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Corporation shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Corporation, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Corporation or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Corporation shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         The provisions of the following clauses shall apply only to Global
Securities:

         (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless

                  (A)      such Depositary

                        (i) has notified the Corporation that it is unwilling or unable to continue as Depositary for such Global Security or

                        (ii) has ceased to be a clearing agency registered under the Exchange Act,

                  (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or

                  (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

         (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

         (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

         If any mutilated Security is surrendered to the Trustee, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Corporation and the Trustee

   (i) evidence to their satisfaction of the destruction, loss or theft of any Security and

   (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless,

then, in the absence of notice to the Corporation or the Trustee that such Security has been acquired by a bona fide purchaser, the Corporation shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Corporation in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Corporation, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Corporation may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Corporation shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Corporation shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest that shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Corporation of such Special Record Date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Corporation may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Corporation to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. PERSONS DEEMED OWNERS.

         Prior to due presentment of a Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Corporation, the Trustee nor any agent of the Corporation or the Trustee shall be affected by notice to the contrary.

SECTION 309. CANCELLATION.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Corporation may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Corporation has not issued and sold, and all

Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. Until directed otherwise by a Corporation Order, all cancelled Securities held by the Trustee shall be conspicuously marked as such and, if destroyed, the Trustee shall deliver to the Corporation a certificate with respect to such destruction.

SECTION 310. COMPUTATION OF INTEREST.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall upon Corporation Request cease to be of further effect with respect to any (or all) series of Securities (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities, when

         (1)      either

                  (A) all such Securities theretofore authenticated and delivered (other than

                           (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and

                           (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Corporation and thereafter repaid to the Corporation or discharged from such trust, as provided in Section 1003)

                           have been delivered to the Trustee for cancellation;
                           or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i)      have become due and payable, or

                           (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation, and the Corporation, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Corporation has paid or caused to be paid all other sums payable hereunder by the Corporation; and

         (3) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Corporation to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402, Article Six and the last paragraph of Section 1003 shall survive.

SECTION 402. APPLICATION OF TRUST MONEY.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Corporation acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE
                                    REMEDIES

SECTION 501. EVENTS OF DEFAULT.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity; or

         (3) default in the payment of the Change in Control Purchase Price of any of the Securities of such series as and when the same shall become due and payable pursuant to Section 1007; or

         (4) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

         (5) default in the performance, or breach, of any covenant or warranty of the Corporation in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Corporation by the Trustee or to the Corporation and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (6) the entry by a court having jurisdiction in the premises of a decree or order

                  (A) for relief in respect of the Corporation in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law;

                  (B) adjudging the Corporation a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Corporation under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law;

                  (C) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or of any substantial part of its property; or

                  (D) ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days;

     or

         (7) (A) the commencement by the Corporation of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law to be adjudicated a bankrupt or insolvent;

         (B) the consent by the Corporation to the entry of a decree or order for relief in respect of it in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or the consent by it to the commencement of any bankruptcy or insolvency case or proceeding against it;

         (C) the filing by the Corporation of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by the Corporation to the filing of such petition;

         (D) the consent by the Corporation to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or of any substantial part of its property;

         (E) the making by the Corporation of an assignment for the benefit of creditors;

         (F) the admission by the Corporation in writing of its inability to pay its debts generally as they become due; or,

         (G) the taking of corporate action by the Corporation in furtherance of any such action;

     or

         (8) any other Event of Default provided with respect to Securities of that series.

SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default (other than an Event of Default specified in Section 501(6) or 501(7)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(6) or 501(7) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Corporation and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Corporation has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue interest on all Securities of that series,

                  (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

         (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

The Corporation covenants that if

         (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Corporation will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates (or yield to maturity in the case of Original Issue Discount Securities) prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, except as a result of the Trustee's negligence or bad faith.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of any judicial proceeding relative to the Corporation (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607 except as a result of its negligence or bad faith.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel (except no such provision shall be made respecting compensation, expenses, disbursements and advances made as a result of Trustee's negligence), be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of costs and expenses of collection, reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

         SECOND: In case the principal of the outstanding Securities of any series in respect of which such moneys have been collected shall not have become due, to the payment of interest on the Securities of such series, in the order of maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate or the yield to maturity (in the case of Original Issue Discount Securities) specified on the Securities of such series, such payments to be made ratably to the persons entitled thereto, without discrimination or preference.

         THIRD: In case the principal of the outstanding Securities of any series in respect of which such moneys have been collected shall have become due, by declaration, or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal, premium (if any) and interest, with interest upon the overdue principal, premium (if any) and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate or the yield to maturity (in the case of Original Issue Discount Securities) specified on the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal, premium (if any) and interest, without preference or priority of principal and premium (if any), or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest.

SECTION 507. LIMITATION ON SUITS.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

         (2) The Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Corporation, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. CONTROL BY HOLDERS.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

         (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

SECTION 513. WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

         (1) in the payment of the principal of or any premium or interest on any Security of such series, or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Corporation.

SECTION 515. WAIVER OF USURY, STAY OR EXTENSION LAWS.

         The Corporation covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Corporation (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX
                                   THE TRUSTEE

SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. NOTICE OF DEFAULTS.

         If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(5) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event or events, as the case may be, specified in Section 501, not including periods of grace, if any, provided for therein.

SECTION 603. CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of Section 601:

         (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, action, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Corporation mentioned herein shall be sufficiently evidenced by a Corporation Request or Corporation Order, and any resolution of the Board of Directors or Establishment Action may be sufficiently evidenced by a Board Resolution or Establishment Action, as the case may be;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (4) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, action, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Corporation, personally or by agent or attorney;

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (8) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (9) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

         (10) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

         (11) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Corporation, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Corporation of Securities or the proceeds thereof.

SECTION 605. TRUSTEE MAY HOLD SECURITIES.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Corporation, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Corporation with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606. MONEY HELD IN TRUST.

         Money held by the Trustee, or any Paying Agent, in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Corporation.

SECTION 607. COMPENSATION, REIMBURSEMENT, INDEMNIFICATION.

         The Corporation agrees as follows:

         (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Corporation and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify the Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based upon, measured by, or determined by the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability (whether asserted by the Company, any Holder or any other Person) in connection with the exercise or performance of any of its powers or duties hereunder and the costs and expenses of enforcing this right to indemnification.

         If any action, suit or proceeding is brought against any Trustee in connection with any claim for which it is entitled to indemnity hereunder, it shall promptly (but no later than ten days following service) notify the Corporation in writing enclosing a copy of all papers served. All counsel employed to defend any such claim shall be retained directly by the Corporation and may serve as counsel to the Corporation and/or one or more Trustees. Absent a conflict of interest, the Corporation shall not be required to pay the fees and expenses of more than one law firm in connection with its obligations hereunder. A Trustee entitled to indemnification may, in addition to counsel engaged by the Corporation, engage counsel to represent such party at that party's sole expense. Notwithstanding any other provision of this Indenture, the Corporation shall not be liable to pay any settlement agreed to without its written consent.

SECTION 608. CONFLICTING INTERESTS.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or a trustee under the indenture dated July 27, 2001 between the Corporation and the Trustee.

SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of
                  Section 611.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Corporation. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Corporation. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor Trustee with respect to the Securities of such series.

         (d)      If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Corporation or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Corporation or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,

                           (A) the Corporation by a Board Resolution may remove the Trustee with respect to all Securities, or

                           (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Corporation, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Corporation and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Corporation. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Corporation or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Corporation shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
                  106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Corporation and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Corporation or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Corporation, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Corporation or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         Upon request of any such successor Trustee, the Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST CORPORATION.

         If and when the Trustee shall be or become a creditor of the Corporation (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Corporation (or any such other obligor).

SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT.

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an

Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Corporation and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         In case at the time such successor to any Authenticating Agent with respect to any series shall succeed to such Authenticating Agent, any of the Securities of such series shall have been authenticated but not delivered, any such successor to such Authenticating Agent may adopt the certificate of authentication of any predecessor Authenticating Agent and deliver such Securities so authenticated; and in case at that time any of the Securities of such series shall not have been authenticated, any successor to any Authenticating Agent may authenticate such Securities either in the name of any predecessor hereunder or in the name of successor Authenticating Agent; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the predecessor Authenticating Agent shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Authenticating Agent or to authenticate Securities in the name of any predecessor Authenticating Agent shall apply only to its successor or successors by merger, conversion or consolidation.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Corporation. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Corporation. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which must be acceptable to the Corporation and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         Any Authenticating Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee that: it will perform and carry out the duties of an Authenticating Agent as herein set forth; it will keep and maintain and furnish to the Trustee from time to time as requested by the Trustee appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; it is eligible for appointment as Authenticating Agent under this Section 614 and will notify the Trustee promptly if it shall cease to be so qualified; and it will indemnify the Trustee against any loss, liability or expense incurred by the Trustee and will defend any claim asserted against the Trustee by reason of acts or failures to act of the Authenticating Agent but it shall have no liability for any action taken by it at the specific written direction of the Trustee.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

         The Bank of New York, As Trustee

         By________________________________________

         As Authenticating Agent

         By _______________________________________

         Authorized Officer

                                  ARTICLE SEVEN
              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND CORPORATION

SECTION 701. CORPORATION TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

         The Corporation will furnish or cause to be furnished to the Trustee

         (1) semi-annually, not later than June 30 and December 31 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of a date no more than 15 days prior to the date such list is furnished, and

         (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Corporation of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee, or its designee, in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         Every Holder of Securities, by receiving and holding the same, agrees with the Corporation and the Trustee that neither the Corporation nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703. REPORTS BY TRUSTEE.

         The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than sixty days after each May 1 following the date of first issuance.

         A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Corporation. (The Corporation will notify the Trustee when any Securities are listed on any stock exchange pursuant to Section 704.)

SECTION 704. REPORTS BY CORPORATION.

         The Corporation shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

         The Corporation shall notify the Trustee when any Securities are listed on any stock exchange.

                                  ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. CORPORATION MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         The Corporation covenants that it will not merge or consolidate with any other Person or sell or convey all or substantially all of its assets to any Person, except that the Corporation may merge or consolidate with, or sell or convey all or substantially all of its assets to, any other Person, provided that

         (1)      (a)      the Corporation shall be the continuing Person or

                  (b) (i) the successor Person (if other than the Corporation) shall be a Person organized and existing under the laws of the United States of America or a State thereof and

                           (ii) such Person shall expressly assume the due and punctual payment of the principal of and any premium and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Corporation

     and

         (2) the Corporation or such successor Person, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition and no event which with the lapse of time, the giving of notice or both would constitute an Event of Default shall have occurred and be continuing.

         For purposes of this Section 801, "substantially all of its assets" shall mean, at any date, a portion of the non-current assets reflected in the Corporation's consolidated balance sheet as of the end of the most recent quarterly period that represents at least sixty-six and two-thirds percent (66 2/3%) of the total reported value of such assets.

SECTION 802. SUCCESSOR SUBSTITUTED.

         In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person of the obligations under this Indenture and the Securities in accordance with Section 801, such successor Person shall succeed to and be substituted for the Corporation, with the same effect as if it had been named herein as a party hereto, and the Corporation shall thereupon be relieved of any further obligations or liabilities hereunder and upon the Securities and the Corporation as the predecessor Person may thereupon or at any time thereafter be dissolved, wound-up or liquidated. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the predecessor corporation, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Corporation and delivered to the Trustee and, upon the order of such successor Person, instead of the Corporation, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Corporation to the Trustee for authentication and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

SECTION 803. TRUSTEE ENTITLED TO OPINION.

         The Trustee, subject to the provisions of Sections 601 and 603, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article Eight.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Corporation, when authorized by its Board of Directors, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for one or more of the following purposes:

         (1) to evidence the succession of another Person to the Corporation and the assumption by any such successor of the covenants of the Corporation herein and in the Securities; or

         (2) to add to the covenants of the Corporation for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Corporation; or

         (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

         (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

         (5) To add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination

                  (A)      shall neither

                           (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor

                           (ii) modify the rights of the Holder of any such Security with respect to such provision

                  or

                  (B) shall become effective only when there is no such Security Outstanding;

         or

         (6)      to secure the Securities pursuant to the requirements of
                  Section 1005 or to otherwise secure the Securities of any series; or

         (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

         (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

         (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; or

         (10) to make such amendments that do not adversely affect the interests of the Holders of Securities of any series in any material respect; or

         (11) to add, change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act.

SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Corporation and the Trustee, the Corporation, when authorized by its Board of Directors, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

         (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change the coin or currency in which any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect any right of the Holder of any Security to require the Corporation to repurchase such Security

         (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (3)      modify any of the provisions of this Section, Section 513 or
                  Section 1010, except to increase any percentage set forth in such Sections or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1010.

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Corporation shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Corporation, to any such supplemental indenture may be prepared and executed by the Corporation and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

         The Corporation covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of (including any amount in respect of original issue discount) and any premium and interest on each of the Securities of such series at the Place of Payment, at the respective times and in the manner provided in the Securities and this Indenture. The principal of, premium, and interest on the Securities shall be payable only in accordance with the terms of the relevant Security.

SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.

         The Corporation will maintain an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Corporation in respect of the Securities of that series and this Indenture may be served. The Corporation will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Corporation shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, or an affiliate of the Trustee, and the Corporation hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Corporation may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain an office or agency for such purposes. The Corporation will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

         If the Corporation shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Corporation shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Corporation will promptly notify the Trustee of its action or failure so to act.

         The Corporation will cause each Paying Agent, other than the Trustee or the Corporation, for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Corporation (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series. Each of the Corporation and the Trustee, having agreed to the foregoing on its behalf as a Paying Agent by its execution and delivery of this instrument, has hereby satisfied the provisions of this paragraph with respect to itself as a Paying Agent.

         The Corporation may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Corporation Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Corporation or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Corporation or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Corporation, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Corporation on Corporation Request, or (if then held by the Corporation) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Corporation for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Corporation as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Corporation cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Corporation free of the trust formerly impressed upon it.

SECTION 1004. STATEMENT BY OFFICERS AS TO DEFAULT.

     The Corporation will deliver to the Trustee, within 120 days after the end of each fiscal year of the Corporation ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Corporation is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Corporation shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005. MORTGAGE OF CERTAIN PROPERTY

         If the Corporation or any Subsidiary of the Corporation shall Mortgage as security for any indebtedness for money borrowed any Principal Property or any shares of stock or other equity interests in any of the Corporation's Subsidiaries that own, directly or indirectly one or more Principal Properties, the Corporation will secure or will cause such

Subsidiary to secure each series of the Securities equally and ratably with all indebtedness or obligations secured by the Mortgage then being given and with any other indebtedness of the Corporation or such Subsidiary then entitled thereto, provided, however, that this covenant shall not apply in the case of the following:

                  (a) any Mortgage existing on the date of this Indenture (whether or not such Mortgage includes an after-acquired property provision);

                  (b) any Mortgage, including a purchase money Mortgage, incurred in connection with the acquisition of any Principal Property (for purposes hereof the creation of any Mortgage within one hundred eighty (180) days after the acquisition or completion of construction of such Principal Property shall be deemed to be incurred in connection with the acquisition of such Principal Property), the assumption of any Mortgage previously existing on such acquired property or any Mortgage existing on the property of any corporation when such corporation becomes a Subsidiary of the Corporation;

                  (c) any Mortgage on any Principal Property in favor of the United States of America, any State, or any agency, department, political subdivision or other instrumentality of either, to secure partial, progress or advance payments to the Corporation or any Subsidiary of the Corporation pursuant to the provisions of any contract or any statute;

                  (d) any Mortgage on any Principal Property in favor of the United States of America, any State, or any agency, department, political subdivision or other instrumentality of either, to secure borrowings by the Corporation or any Subsidiary of the Corporation for the purchase or construction of the property Mortgaged;

                  (e) any Mortgage on any Principal Property arising in connection with or to secure all or any part of the cost of the repair, construction, improvement, alteration, or development of such Principal Property or any portion thereof; or

                  (f) any renewal of or substitution for any Mortgage permitted under the preceding clauses.

         Notwithstanding the foregoing restriction contained in this Section 1005 and in Section 1006, the Corporation may and may permit its Subsidiaries to, without equally and ratably securing the Securities, (1) Mortgage any Principal Property or any shares of stock or other equity interests in any of the Corporation's Subsidiaries that owns, directly or indirectly, one or more Principal Properties or (2) sell or transfer any Principal Property with the intention of taking back a lease on such Principal Property, in each case, provided that at the time of such event, and after giving effect thereto, the sum of the aggregate net book value of Principal Property or share of stock or other equity interests so Mortgages (other than Mortgages permitted pursuant to Section 1005(b)) and the aggregate net book value of all Principal Property not then subject to a sale/leaseback transaction specified in Section 1006(a) (not including any sale/leaseback transaction permitted pursuant to Section 1006(b)) does not exceed ten percent (10%) of Consolidated Net Tangible Assets.

SECTION 1006. SALES AND LEASE BACK OF CERTAIN PROPERTIES.

         The Corporation will not, nor will it permit any Subsidiary of the Corporation to, sell or transfer any Principal Property with the intention of taking back a lease of such Principal Property, provided, however, this covenant shall not apply if:

         (a) the lease is to a Subsidiary of the Corporation (or to the Corporation in the case of a Subsidiary),

         (b) the lease is for a temporary period by the end of which it is intended that the use of such Principal Property by the lessee will be discontinued;

         (c) the Corporation or a Subsidiary of the Corporation could, in accordance with Section 1005, Mortgage such Principal Property without equally and ratably securing the Securities; or

         (d)      (i)      the Corporation promptly informs the Trustee of such
                           sale,

                  (ii) the net proceeds of such sale are at least equal to the fair value (as determined by resolution adopted by the Board of Directors) of such Principal Property and

                  (iii) the Corporation shall, and in any such case the Corporation covenants that it will, within one hundred and eighty (180) days after such sale, apply an amount equal to the net proceeds of such sale to the retirement of debt of the Corporation, or of a Subsidiary of the Corporation in the case of property of such Subsidiary, maturing by its terms more than one (1) year after the date on which it was originally incurred (herein called "funded debt"); provided that the amount to be applied to the retirement of funded debt of the Corporation or of a Subsidiary of the Corporation shall be reduced by the amount below if, within seventy-five (75) days after such sale, the Corporation shall deliver to the Trustee an Officers' Certificate:

                           (aa) stating that on a specified date after such sale the Corporation or a Subsidiary of the Corporation, as the case may be, voluntarily retired a specified principal amount of funded debt,

                           (bb) stating that such retirement was not effected by payment at maturity or pursuant to any applicable mandatory sinking fund or prepayment provision (other than provisions requiring retirement of any funded debt of the Corporation or a Subsidiary of the Corporation, as the case may be, under the circumstances referred to in this Section
                                    1006), and

                           (cc) stating the then optional redemption or prepayment price applicable to the funded debt so retired or, if there is no such price applicable, the amount applied by the Corporation or a Subsidiary of the Corporation, as the case may be, to the retirement of such funded debt.

         In the event of such a sale or transfer the Corporation shall deliver to the Trustee a certified copy of the resolution of the Board of Directors referred to in the parenthetical phrase contained in subclause (e)(ii) of this Section 1006 and an Officers' Certificate setting forth all material facts under this Section 1006. For the purposes of this Section 1006 the term retirement of such funded debt shall include the "in substance defeasance" of such funded debt in accordance with then applicable accounting rules.

SECTION 1007. CHANGE IN CONTROL.

         (a) If there shall have occurred a Change in Control, Securities shall be purchased by the Corporation, at the option of the Holder thereof, at a purchase price (the "Change in Control Purchase Price") equal to

                  (i) unless otherwise specified in the terms of such Securities, one hundred percent (100%) of the principal amount thereof, together with accrued interest to the Change in Control Purchase Date referred to below (except that interest installments due prior to the Change in Control Purchase Date will be payable to the Holders of such Securities of record at the close of business on the relevant record dates according to their terms and the provisions of Section 307), or

                  (ii) such other price or prices as may be specified in the terms of such Securities;

in each case as of the date that is thirty-five (35) Business Days after the occurrence of the Change in Control (the "Change in Control Purchase Date"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 1007(c).

A "Change in Control" shall be deemed to have occurred at such time as any of the following events shall occur:

         (1) any Person or group of Persons shall have acquired "beneficial ownership" (within the meaning of Section 13(d) or 14(d) of the Exchange Act, as amended, and the applicable rules and regulations thereunder) of shares of Voting Stock representing at least thirty-five percent (35%) of the outstanding Voting Power of the Corporation,

         (2) during any period of twenty-five (25) consecutive months, commencing before or after the date of this Indenture, individuals who at the beginning of such twenty-five month period were directors of the Corporation (together with any replacement or additional directors whose election was recommended by incumbent management of the Corporation or who were elected by a majority of directors then in office) cease to constitute a majority of the board of directors of the Corporation, or

         (3) any person or group of related persons shall acquire all or substantially all of the assets of the Corporation;

provided that a Change in Control shall not be deemed to have occurred pursuant to clause (3) above if the Corporation shall have merged or consolidated with or transferred all or substantially all of its assets to another corporation in compliance with the provisions of Section 801 and the surviving or successor or transferee corporation is no more leveraged than was the Corporation immediately prior to such event. For purposes of this definition, the term "leveraged" when used with respect to any corporation shall mean the percentage represented by the total assets of that corporation divided by its stockholders' equity (or members' equity, as the case may be), in each case determined and as would be shown in a consolidated balance sheet of such entity prepared in accordance with generally accepted accounting principles in the United States of America.

         Notwithstanding the foregoing provisions of this Section 1007, a Change in Control shall not be deemed to have occurred by virtue of:

                  (i) the Corporation, any Subsidiary of the Corporation, any employee stock ownership plan or any other employee benefit plan of the Corporation or any such Subsidiary, or any person holding Voting Stock for or pursuant to the terms of any such employee benefit plan, acquiring beneficial ownership of shares of Voting Stock, whether representing thirty-five percent (35%) or more of the outstanding Voting Power of the Corporation or otherwise or

                  (ii) any Person whose ownership of shares of Voting Stock representing thirty-five percent (35%) or more of the outstanding Voting Power of the Corporation results solely from the Corporation's calculation from time to time of the relative voting rights of the classes of Voting Stock of the Corporation.

         (b) Within fifteen (15) Business Days after the occurrence of a Change in Control, the Corporation shall mail a written notice of Change in Control by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law) of Securities of any series and shall cause a copy of such notice to be published in a daily newspaper of national circulation. The notice shall state:

                  (1) the events causing a Change in Control (specifying such events) and the date of such Change in Control;

                  (2) the date by which the Change in Control Purchase Notice pursuant to this Section 1007 must be given;

                  (3)      the Change in Control Purchase Date;

                  (4)      the Change in Control Purchase Price;

                  (5) the name and address of the Paying Agent for such series;

                  (6) that on the Change in Control Purchase Date each Security of such series surrendered in accordance with this Section 1007 and the terms of such Security for payment at the Change in Control Purchase Price will be purchased by the Corporation at such price and, if applicable, that interest thereon will cease to accrue on and after such date;

                  (7) the procedures the Holder must follow to exercise rights under this Section 1007, including procedures to be followed by a Holder acting as a Holder of record on behalf of more than one beneficial owner in exercising rights specified in this Section 1007 with respect to less than all such beneficial owners; and

                  (8)      the procedures for withdrawing a Change in Control
                           Purchase

                           Notice.

         (c) A Holder of Securities of any series may exercise its rights specified in Section 1007(a) by delivering a written notice of purchase (a "Change in Control Purchase Notice") to the Paying Agent for such series at its address set forth on the notice sent pursuant to Section 1007(b)(5) at any time prior to the close of business on the Change in Control Purchase Date with respect to such Change of Control, stating:

                  (1) the certificate number or numbers of the Security or Securities which the Holder will deliver to be purchased; and

                  (2) that such Security or Securities shall be purchased pursuant to the terms and conditions specified herein and in the Corporation's notice pursuant to Section 1007(b).

         A Holder may, but is not required to, use the Form of Change in Control Purchase Notice attached hereto as Exhibit A.

         The delivery of such Security or Securities to such Paying Agent prior to, on or after the Change in Control Purchase Date (together with all necessary endorsements) at the offices of such Paying Agent shall be a condition to the receipt by the Holder of the Change in Control Purchase Price therefor, provided, however, that such Change in Control Purchase Price shall be so paid pursuant to this Section 1007 only if the Security or Securities so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice.

         The Corporation shall establish procedures to permit a Holder of a Security or Securities acting as a Holder of record on behalf of more than one beneficial owner to exercise the rights specified in this Section 1007 with respect to less than all such beneficial owners.

         Any purchase by the Corporation contemplated pursuant to the provisions of this Section 1007 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Change in Control Purchase Date and the time of delivery of the Security.

         Notwithstanding anything herein to the contrary, any Holder of Securities of a series delivering to the Paying Agent for such series the Change in Control Purchase Notice contemplated by this Section 1007(c) shall have the right to withdraw such Change in Control Purchase Notice at any time prior to the close of business on the Change in Control Purchase Date by delivery of a written notice of withdrawal to such Paying Agent in accordance with Section 1008. A Holder may, but is not required to, use the Form of Notice of Withdrawal of Change in Control Purchase Notice attached hereto as Exhibit B.

SECTION 1008. CHANGE IN CONTROL PURCHASE PRICE.

         Upon receipt by the Corporation of the Change in Control Purchase Notice specified in Section 1007(c), the Holder of the Security in respect of which such notice was given shall (unless such notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Change in Control Purchase Price with respect to such Security. Such price shall be paid to such Holder promptly following the later of:

         (i) the Change in Control Purchase Date with respect to such Security (provided the conditions in Section 1007(c) have been satisfied) and

         (y) the time of delivery of such Security to the Paying Agent therefor by the Holder thereof in the manner required by
                  Section 1007(c).

         A Change in Control Purchase Notice may be withdrawn by means of a written notice of withdrawal signed by the Holder delivered to the office of such Paying Agent at its address set forth on the notice sent pursuant to
Section 1007(b)(5) at any time prior to the close of business on the Change in Control Purchase Date specifying the certificate number or numbers of the Security or Securities in respect of which such notice of withdrawal is being submitted.

         A Holder may, but is not required to, use the Form of Notice of Withdrawal of Change in Control Purchase Notice attached hereto as Exhibit B.

SECTION 1009. DEPOSIT OF CHANGE IN CONTROL PURCHASE PRICE.

         On or before the Business Day following the Change in Control Purchase Date, the Corporation shall deposit with the Trustee or with the Paying Agent (or, if the Corporation or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in
Section 1003) an amount of money sufficient to pay the aggregate Change in Control Purchase Price of all the Securities which are to be purchased as of the Change in Control Purchase Date.

SECTION 1010. WAIVER OF CERTAIN COVENANTS.

         Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Corporation may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such series or in any of Sections 1005 through 1009, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Corporation and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

SECTION 1101. APPLICABILITY OF ARTICLE.

         Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Corporation to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Corporation of less than all the Securities of any series (including any such redemption affecting only a single Security), the Corporation shall, at least 60 days prior to the Redemption Date fixed by the Corporation (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Corporation shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination or any integral multiple thereof) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

         The Trustee shall promptly notify the Corporation in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

         The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104. NOTICE OF REDEMPTION.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

         (1)      the Redemption Date,

         (2)      the Redemption Price,

         (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

         (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and

         (6) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Corporation shall be given by the Corporation or, at the Corporation's request, by the Trustee in the name and at the expense of the Corporation and shall be irrevocable.

SECTION 1105. DEPOSIT OF REDEMPTION PRICE.

         Prior to 10:00 a.m., New York City time, on any Redemption Date, the Corporation shall deposit with the Trustee or with a Paying Agent (or, if the Corporation is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Corporation shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Corporation at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107. SECURITIES REDEEMED IN PART.

         Any Security that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Corporation or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Corporation and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Corporation shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE
                                  SINKING FUNDS

SECTION 1201. APPLICABILITY OF ARTICLE.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities.

         The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

         The Corporation

         (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and

         (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Corporation pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND.

         Not less than 45 days prior to each sinking fund payment date for any Securities, the Corporation will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to
Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 15 nor more than 45 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Corporation in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN
                                   DEFEASANCE

SECTION 1301. CORPORATION'S OPTION TO EFFECT DEFEASANCE.

         The Corporation may elect, at its option at any time, to have Section 1302 or Section 1303 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such Section 1302 or 1303, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities.

SECTION 1302. DEFEASANCE AND DISCHARGE.

         Upon the Corporation's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Corporation shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (a "Defeasance"). Defeasance means that the Corporation shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder:

         (1) The rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due,

         (2) The Corporation's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003,

         (3) The rights, powers, trusts, duties and immunities of the Trustee hereunder and

         (4)      This Article.

         Subject to compliance with this Article, the Corporation may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1303 applied to such Securities.

SECTION 1303. COVENANT DEFEASANCE.

         Upon the Corporation's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be,

         (1)      the Corporation shall be released from its obligations under
                  Section 801, Section 803, Sections 1005 through 1007, inclusive, Section 1009 and any covenants provided pursuant to
                  Section 301(18), 901(2) or 901(6) for the benefit of the Holders of such Securities, and

         (2) the occurrence of any event specified in Sections 501(4), 501(5) (with respect to any of Section 801, Section 803, Sections 1005 through 1007, inclusive, Section 1009 and any such covenants provided pursuant to Section 301(18), 901(2) or 901(6)) and 501(8) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Corporation may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(5)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1304. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

         The following shall be the conditions to the application of Section 1302 or Section 1303 to any Securities or any series of Securities, as the case may be:

         (1) The Corporation shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities,

                  (A) Money in an amount (in such currency, currencies or currency unit or units in which the Securities of such series are payable), or

                  (B) In the case of Securities denominated in Dollars, U.S. Government Obligations, or, in the case of Securities denominated in a Foreign Currency, Foreign Government Obligations, that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or

                  (C) In the case of Securities denominated in Dollars, Defeased Municipal Obligations, that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or

                  (D)      A combination thereof,

in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities.

         (2) In the event of an election to have Section 1302 apply to any Securities or any series of Securities, as the case may be, the Corporation shall have delivered to the Trustee an Opinion of Counsel stating that

                  (A) the Corporation has received from, or there has been published by, the Internal Revenue Service a ruling or

                  (B) since the date of this instrument, there has been a change in the applicable Federal income tax law,

in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

         (3) In the event of an election to have Section 1303 apply to any Securities or any series of Securities, as the case may be, the Corporation shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

         (4) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(6) and (7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

         (5) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

         (6) Such Defeasance or Covenant Defeasance shall not result in a breach or constitute a default under, any other agreement or instrument to which the Corporation is a party or by which it is bound.

         (7) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Corporation Act of 1940 (and any statute successor thereto) unless such trust shall be registered under such Act or exempt from registration thereunder.

         (8) The Corporation shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 1305. DEPOSITED MONEY, U.S. GOVERNMENT OBLIGATIONS AND DEFEASED

MUNICIPAL OBLIGATIONS TO BE HELD IN TRUST; MISCELLANEOUS PROVISIONS.

         Subject to the provisions of the last paragraph of Section 1003, all money, U.S. Government Obligations (including the proceeds thereof), Defeased Municipal Obligations (including the proceeds thereof) and Foreign Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Corporation acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

         The Corporation shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations and Foreign Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Corporation from time to time upon Corporation Request any money, U.S. Government Obligations, Defeased Municipal Obligations or Foreign Government Obligations held by it as provided in Section 1304 with respect to any Securities that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

SECTION 1306. REINSTATEMENT.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Corporation has been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; provided, however, if the Corporation makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Corporation shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                             UNITED STATES STEEL CORPORATION

                             By:_________________________________________
                                      Name: Gretchen R. Haggerty
                                      Title: Executive Vice President, Treasurer
                                      and Chief Financial Officer

                             The Bank of New York

                             By:__________________________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT A

                        CHANGE IN CONTROL PURCHASE NOTICE

                                     [DATE]

United States Steel Corporation
600 Grant Street
Room 611
Pittsburgh, PA 15219-4776

Ladies and Gentlemen:

         This letter represents a Change in Control Purchase Notice as defined
in and pursuant to Section 1007(c) of the Indenture dated as of      , between
United States Steel Corporation (the "Corporation") and The Bank of New York, as Trustee (the "Trustee"), relating to Securities of the Corporation (the "Securities").

         1. The certificate number[s] of the Security or Securities which the undersigned will deliver to be purchased is/are]

         2. The undersigned elects to exercise the undersigned's option to have the above designated Security or Securities purchased pursuant to the terms and conditions specified in the Securities.

Very truly yours,

                                                                       EXHIBIT B

                    NOTICE OF WITHDRAWAL OF CHANGE IN CONTROL

                                 PURCHASE NOTICE

                                     [DATE]

United States Steel Corporation
600 Grant Street
Room 611
Pittsburgh, PA 15219-4776

Ladies and Gentlemen:

         The undersigned hereby withdraws the Change in Control Purchase Notice as defined in and pursuant to Section 1008 of the Indenture dated as of , between United States Steel Corporation (the "Corporation") and The Bank of New York, as Trustee (the "Trustee"), relating to Securities of the Corporation (the "Securities"), previously delivered to you by the undersigned.

         The following information is supplied by the undersigned with respect to the election of withdrawal:

         The certificate number[s] of the Security or Securities in respect of which such notice of withdrawal is being submitted [is/are]

Very truly yours,

                                TABLE OF CONTENTS

ARTICLE ONE Definitions and Other Provisions of General Application.....................................................    1
   SECTION 101.  Definitions............................................................................................    1
   SECTION 102.  Compliance Certificates and Opinions...................................................................    8
   SECTION 103.  Form of Documents Delivered to Trustee.................................................................    8
   SECTION 104.  Acts of Holders; Record Dates..........................................................................    9
   SECTION 105.  Notices, Etc., to Trustee and Corporation..............................................................   10
   SECTION 106.  Notice to Holders; Waiver..............................................................................   10
   SECTION 107.  Conflict with Trust Indenture Act......................................................................   10
   SECTION 108.  Effect of Headings and Table of Contents...............................................................   10
   SECTION 109.  Successors and Assigns.................................................................................   11
   SECTION 110.  Severability Clause....................................................................................   11
   SECTION 111.  Benefits of Indenture..................................................................................   11
   SECTION 112.  Governing Law..........................................................................................   11
   SECTION 113.  Legal Holidays.........................................................................................   11
ARTICLE TWO Security Forms..............................................................................................   11
   SECTION 201.  Forms Generally........................................................................................   11
   SECTION 202.  Form of Face of Security...............................................................................   11
   SECTION 203.  Form of Reverse of Security............................................................................   13
   SECTION 204.  Form of Legend for Global Securities...................................................................   17
   SECTION 205.  Form of Trustee's Certificate of Authentication........................................................   17
ARTICLE THREE The Securities............................................................................................   17
   SECTION 301.  Amount Unlimited; Issuable in Series...................................................................   17
   SECTION 302.  Denominations..........................................................................................   20
   SECTION 303.  Execution, Authentication, Delivery and Dating.........................................................   20
   SECTION 304.  Temporary Securities...................................................................................   21
   SECTION 305.  Registration, Registration of Transfer and Exchange....................................................   22
   SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.......................................................   23
   SECTION 307.  Payment of Interest; Interest Rights Preserved.........................................................   24
   SECTION 308.  Persons Deemed Owners..................................................................................   25

   SECTION 309.  Cancellation.............................................................................................   25
   SECTION 310.  Computation of Interest..................................................................................   26
ARTICLE FOUR Satisfaction and Discharge...................................................................................   26
   SECTION 401.  Satisfaction and Discharge of Indenture..................................................................   26
   SECTION 402.  Application of Trust Money...............................................................................   27
ARTICLE FIVE Remedies.....................................................................................................   27
   SECTION 501.  Events of Default........................................................................................   27
   SECTION 502.  Acceleration of Maturity; Rescission and Annulment.......................................................   29
   SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee..........................................   30
   SECTION 504.  Trustee May File Proofs of Claim.........................................................................   30
   SECTION 505.  Trustee May Enforce Claims Without Possession of Securities..............................................   31
   SECTION 506.  Application of Money Collected...........................................................................   31
   SECTION 507.  Limitation on Suits......................................................................................   32
   SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium and Interest................................   32
   SECTION 509.  Restoration of Rights and Remedies.......................................................................   32
   SECTION 510.  Rights and Remedies Cumulative...........................................................................   33
   SECTION 511.  Delay or Omission Not Waiver.............................................................................   33
   SECTION 512.  Control by Holders.......................................................................................   33
   SECTION 513.  Waiver of Past Defaults..................................................................................   33
   SECTION 514.  Undertaking for Costs....................................................................................   33
   SECTION 515.  Waiver of Usury, Stay or Extension Laws..................................................................   34
ARTICLE SIX The Trustee...................................................................................................   34
   SECTION 601.  Certain Duties and Responsibilities......................................................................   34
   SECTION 602.  Notice of Defaults.......................................................................................   34
   SECTION 603.  Certain Rights of Trustee................................................................................   34
   SECTION 604.  Not Responsible for Recitals or Issuance of Securities...................................................   36
   SECTION 605.  Trustee May Hold Securities..............................................................................   36
   SECTION 606.  Money Held in Trust......................................................................................   36
   SECTION 607.  Compensation, Reimbursement, Indemnification.............................................................   36
   SECTION 608.  Conflicting Interests....................................................................................   37
   SECTION 609.  Corporate Trustee Required; Eligibility..................................................................   37
   SECTION 610.  Resignation and Removal; Appointment of Successor........................................................   37
   SECTION 611.  Acceptance of Appointment by Successor...................................................................   39
   SECTION 612.  Merger, Conversion, Consolidation or Succession to Business..............................................   40
   SECTION 613.  Preferential Collection of Claims Against Corporation....................................................   40
   SECTION 614.  Appointment of Authenticating Agent......................................................................   40

ARTICLE SEVEN Holders' Lists and Reports by Trustee and Corporation......................................................   42
   SECTION 701.  Corporation to Furnish Trustee Names and Addresses of Holders...........................................   42
   SECTION 702.  Preservation of Information; Communications to Holders..................................................   43
   SECTION 703.  Reports by Trustee......................................................................................   43
   SECTION 704.  Reports by Corporation..................................................................................   43
ARTICLE EIGHT Consolidation, Merger, Conveyance, Transfer or Lease.......................................................   43
   SECTION 801.  Corporation May Consolidate, Etc., Only on Certain Terms................................................   43
   SECTION 802.  Successor Substituted...................................................................................   44
   SECTION 803.  Trustee Entitled to Opinion.............................................................................   45
ARTICLE NINE Supplemental Indentures.....................................................................................   45
   SECTION 901.  Supplemental Indentures Without Consent of Holders......................................................   45
   SECTION 902.  Supplemental Indentures With Consent of Holders.........................................................   46
   SECTION 903.  Execution of Supplemental Indentures....................................................................   47
   SECTION 904.  Effect of Supplemental Indentures.......................................................................   47
   SECTION 905.  Conformity with Trust Indenture Act.....................................................................   47
   SECTION 906.  Reference in Securities to Supplemental Indentures......................................................   47
ARTICLE TEN Covenants....................................................................................................   47
   SECTION 1001. Payment of Principal, Premium and Interest..............................................................   48
   SECTION 1002. Maintenance of Office or Agency.........................................................................   48
   SECTION 1003. Money for Securities Payments to Be Held in Trust.......................................................   48
   SECTION 1004. Statement by Officers as to Default.....................................................................   49
   SECTION 1005. Mortgage of Certain Property............................................................................   49
   SECTION 1006. Sales and Lease Back of Certain Properties..............................................................   51
   SECTION 1007. Change in Control.......................................................................................   52
   SECTION 1008. Change in Control Purchase Price........................................................................   54
   SECTION 1009. Deposit of Change in Control Purchase Price.............................................................   55
   SECTION 1010. Waiver of Certain Covenants.............................................................................   55
ARTICLE ELEVEN Redemption of Securities..................................................................................   55
   SECTION 1101. Applicability of Article................................................................................   55
   SECTION 1102. Election to Redeem; Notice to Trustee...................................................................   55
   SECTION 1103. Selection by Trustee of Securities to Be Redeemed.......................................................   56
   SECTION 1104. Notice of Redemption....................................................................................   56
   SECTION 1105. Deposit of Redemption Price.............................................................................   57
   SECTION 1106. Securities Payable on Redemption Date...................................................................   57
   SECTION 1107. Securities Redeemed in Part.............................................................................   57
ARTICLE TWELVE Sinking Funds.............................................................................................   58

   SECTION 1201. Applicability of Article..................................................................................   58
   SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.....................................................   58
   SECTION 1203. Redemption of Securities for Sinking Fund.................................................................   58
ARTICLE THIRTEEN Defeasance................................................................................................   59
   SECTION 1301. Corporation's Option to Effect Defeasance.................................................................   59
   SECTION 1302. Defeasance and Discharge..................................................................................   59
   SECTION 1303. Covenant Defeasance.......................................................................................   59
   SECTION 1304. Conditions to Defeasance or Covenant Defeasance...........................................................   60
   SECTION 1305. Deposited Money, U.S. Government Obligations and Defeased Municipal Obligations to Be Held in Trust;
                 Miscellaneous  Provisions.................................................................................   61
   SECTION 1306. Reinstatement.............................................................................................   62